Exhibit 4.1.82 - Amendment No. 8 and Incremental Term Loan Assumption Agreement, dated as of November 27, 2013, by and among Reynolds Group Holdings Inc., Pactiv LLC, Reynolds Consumer Products Holdings LLC, Closure Systems International Holdings Inc., SIG Euro Holding AG & Co. KGaA, SIG Austria Holding GmbH, Closure Systems International B.V., Evergreen Packaging Inc., Reynolds Consumer Products Inc., Beverage Packaging Holdings (Luxembourg) III S.à.r.l., Reynolds Group Holdings Limited, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Credit Suisse AG, as administrative agent for the Lenders

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AMENDMENT NO. 8 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT dated as of November 27, 2013 (this “Agreement”), related to the Third Amended and Restated Credit Agreement dated as of September 28, 2012 (as amended, supplemented or modified prior to the date hereof, the “Credit Agreement”; and as amended by this Agreement, the “Amended Credit Agreement”), by and among Reynolds Group Holdings Inc. (“RGHI”), Pactiv LLC, Reynolds Consumer Products Holdings LLC, Closure Systems International Holdings Inc., SIG Euro Holding AG & Co. KGaA, SIG Austria Holding GmbH, Closure Systems International B.V., Evergreen Packaging Inc., Reynolds Consumer Products Inc., Beverage Packaging Holdings (Luxembourg) III S.à r.l., Reynolds Group Holdings Limited (“Holdings”), the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Credit Suisse AG, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
A.Pursuant to the terms of the Credit Agreement, (a) the U.S. Term Lenders made to the U.S. Term Borrowers U.S. Term Loans, (b) the European Term Lenders made to the European Term Borrowers European Term Loans (together with the U.S. Term Loans outstanding immediately prior to the Effective Date (as defined below), the “Existing Outstanding Term Loans”), (c) the U.S. Revolving Credit Lenders extended, and agreed to extend, credit to the U.S. Revolving Borrowers and (d) the European Revolving Credit Lenders extended, and agreed to extend, credit to the European Borrowers.
B.Holdings and the U.S. Term Borrowers have requested that the Persons set forth on Schedule I hereto under the caption “Incremental U.S. Term Lender” (the “Incremental U.S. Term Lenders”) commit to make Incremental Term Loans to the U.S. Term Borrowers in an aggregate principal amount not in excess of $2,212,650,000.00 (the “Incremental U.S. Term Loans”). Holdings and the European Term Borrowers have requested that the Persons set forth on Schedule I hereto under the caption “Incremental European Term Lender” (the “Incremental European Term Lenders” and, together with the Incremental U.S. Term Lenders, the “New Incremental Term Lenders”) commit to make Incremental Term Loans to the European Term Borrowers in an aggregate principal amount not in excess of €297,000,000.00 (the “Incremental European Term Loans” and, together with the Incremental U.S. Term Loans, the “New Incremental Term Loans”). The proceeds of the New Incremental Term Loans will be used to prepay in full the Existing Outstanding Term Loans and may also be used to pay all accrued interest thereon and other amounts, if any, payable with respect thereto and fees and expenses in connection with the foregoing.
C.(i) The New Incremental Term Lenders are willing to make the New Incremental Term Loans to the Term Borrowers and (ii) each of the New Incremental Term Lenders is willing to agree to the amendments to the Credit Agreement provided for herein, in each case on the terms set forth herein and in the Amended Credit Agreement and subject to the conditions set forth herein.
D.The borrowing of the New Incremental Term Loans and the application of the proceeds thereof, the amendment of the Credit Agreement and the payment of fees and expenses incurred in connection with the foregoing are collectively referred to herein as “Transactions”.
E.Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.
Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Defined Terms; Interpretation; Etc. The rules of construction set forth in Section 1.02 of the Credit Agreement shall apply mutatis mutandis to this Agreement. This Agreement shall be a “Loan Document” and, to the extent it relates to the making of Incremental Term Loans of one or more Classes, an “Incremental Assumption Agreement” with respect to each such Class for all purposes of the Amended Credit Agreement and the other Loan Documents.
SECTION 2. Incremental Term Loans. (a) Each Incremental U.S. Term Lender agrees, severally and not jointly, to make, on the Effective Date, an Incremental U.S. Term Loan to the U.S. Term Borrowers in Dollars and in a principal amount not to exceed the amount set forth next to such Incremental U.S. Term Lender’s name on Schedule I (the “Incremental U.S. Term Loan Commitments”). Each Incremental European Term Lender agrees, severally and not jointly, to make, on the Effective Date, an Incremental European Term Loan to the European Term Borrowers in Euro and in a principal amount not to exceed the amount set forth next to such European Term Lender’s name on Schedule I (the “Incremental European Term Loan Commitments” and, together with the Incremental U.S. Term Loan Commitments, the “New Incremental Term Loan Commitments”).
(a) The New Incremental Term Loan Commitment of each New Incremental Term Lender shall automatically terminate upon the making of the New Incremental Term Loans by such New Incremental Term Lender on the Effective Date.
(b) The proceeds of the New Incremental Term Loans are to be used solely for the purposes set forth in Recital B of this Agreement.

(c) The Incremental U.S. Term Loans and the Incremental European Term Loans shall have the terms set forth in the Amended Credit Agreement for U.S. Term Loans and European Term Loans, respectively, and, unless the context shall otherwise require, as used in the Amended Credit Agreement, the term “U.S. Term Loans” shall refer to the Incremental U.S. Term Loans, the term “European Term Loans” shall refer to the Incremental European Term Loans and the term “Term Loans” shall refer to the New Incremental Term Loans. Unless the context shall otherwise require, (i) the Incremental U.S. Term Lenders shall constitute “Incremental Term Lenders”, “U.S. Term Lenders”, “Term Lenders” and “Lenders” and the Incremental U.S. Term Loans shall constitute “Incremental Term Loans”, “U.S. Term Loans”, “Term Loans” and “Loans” and (ii) the Incremental European Term Lenders shall constitute “Incremental Term Lenders”, “European Term Lenders”, “Term Lenders” and “Lenders” and the Incremental European Term Loans shall constitute “Incremental Term Loans”, “European Term Loans”, “Term Loans” and “Loans”, in each case for all purposes of the Amended Credit Agreement and the other Loan Documents.
SECTION 3. Amendments to Credit Agreement.  Effective as of the Effective Date, the Credit Agreement is hereby amended as follows:
(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order therein:
“Amendment No. 8” shall mean Amendment No. 8 and Incremental Term Loan Assumption Agreement dated as of November 27, 2013, to the Credit Agreement.
“Amendment No. 8 Effective Date” shall mean November 27, 2013, which was the “Effective Date” under and as defined in Amendment No. 8.
“Amendment No. 8 Transactions” shall mean the “Transactions” as defined in Amendment No. 8.
“Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.
“November 2013 Intercreditor Agreement” shall mean the Intercreditor Agreement dated as of November 15, 2013, among Holdings, BP I, the other obligors signatory thereto, Credit Suisse AG, as Administrative Agent, and The Bank of New York Mellon as High Yield Noteholders Trustee.
“November 2013 Senior Unsecured Note Documents” shall mean the November 2013 Senior Unsecured Note Indenture and all other instruments, agreements and other documents evidencing or governing the November 2013 Senior Unsecured Notes or providing for any Guarantee or other right in respect thereof.
“November 2013 Senior Unsecured Note Indenture” shall mean the senior unsecured note Indenture dated as of November 15, 2013, among BP II, and Beverage Packaging Holdings II Issuer Inc., the other Loan Parties party thereto and The Bank of New York Mellon, as trustee, pursuant to which the November 2013 Senior Unsecured Notes were issued.
“November 2013 Senior Unsecured Notes” shall mean the senior unsecured notes issued on November 15, 2013 by BP II and Beverage Packaging Holdings II Issuer Inc., in the aggregate principal amount of $650,000,000.
“Qualified ECP Guarantor” shall mean, with respect to any Bank Obligations in respect of any Hedge Agreement, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Hedge Agreement or such other Person as constitutes an “Eligible Contract Participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another Person to qualify as an “Eligible Contract Participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
(b) The definition of the term “Adjusted LIBO Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Adjusted LIBO Rate” shall mean, with respect to any Eurocurrency Borrowing for any Interest Period, an interest rate per annum equal to (a) in the case of a Eurocurrency Borrowing denominated in Dollars, the product of (i) the LIBO Rate in effect for such Interest Period and (ii) Statutory Reserves and (b) in the case of a Eurocurrency Borrowing denominated in Euro, (i) the EURIBO Rate in effect for such Interest Period plus (ii) Mandatory Cost; provided, however, that the Adjusted LIBO Rate for any Interest Period in respect of (x) any Term Loan shall not be less than 1.00% per annum and (y) any Revolving Loan shall not be less than 2.00% per annum.
(c) The definition of the term “Applicable Margin” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Applicable Margin” shall mean, for any day, (a) with respect to any Eurocurrency U.S. Term Loan, 3.00% per annum, (b) with respect to any Eurocurrency European Term Loan, 3.25% per annum, (c) with respect to any Daily Rate U.S. Term Loan, 2.00% per annum, (d) with respect to any Daily Rate U.S. European Term Loan, 2.25% per annum, (e) with respect to any Eurocurrency Revolving Loan, 4.50% per annum and (f) with respect to any Daily Rate Revolving Loan, 3.50% per annum.
(d) The definition of the term “Asset Sale” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) inserting “Holdings,” immediately before the words “any Borrower” therein, (ii) inserting “, cash” immediately before the words “and Permitted Investments” in clause (i) thereof, (iii) deleting the word “and” at the end of clause (xv) thereof, (iv) deleting the period at the end of clause (xvi) thereof and replacing it with a semicolon and the word “and” and (v) inserting the following new clause (xvii) at the end thereof:
“(xvii) any disposition of Subordinated Notes or the November 2013 Senior Unsecured Notes by a Subsidiary to BP II as part of, or in connection with, the refinancing thereof.”

(e) The definition of the term “Bank Obligations” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) inserting immediately after the words “Loan Party” in clause (d) thereof the words “or other Subsidiary (as contemplated by the definition of the term “Hedge Provider”)”, (ii) inserting immediately after the words “of each Loan Party” in clause (e) thereof the words “or other Subsidiary (as contemplated by the definition of the term “Local Facility”)” and (iii) adding the following at the end thereof:
“With respect to any Guarantor, if and to the extent, under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof), all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest for, the obligation (the “Excluded Guarantor Obligation”) to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act is or becomes illegal, the Bank Obligations of such Guarantor shall not include any such Excluded Guarantor Obligation.”
(d) The definition of the term “European Term Loan Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing “September 28, 2018” therein with “December 1, 2018”.
(e) The definition of the term “Hedge Provider” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting immediately after the words “Loan Party” therein the words “(or any other Subsidiary, if such Hedge Agreement is entered into in the ordinary course of business of such Subsidiary and related to the operations of Holdings and its Subsidiaries)”.
(f) The definition of the term “Incremental Facility Amount” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the words “or the Amendment No. 8 Effective Date” immediately after the words “on the Third Restatement Date” in clause (a) thereof.
(g) The definition of the term “Intercreditor Agreements” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the words “the November 2013 Intercreditor Agreement,” immediately before the words “the Other Intercreditor Agreements” therein.
(h) The definition of the term “Interest Period” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the following proviso immediately before the period at the end of the first sentence thereof:
“; provided further that the initial Interest Period with respect to each Eurocurrency Borrowing of Term Loans made on the Amendment No. 8 Effective Date shall be an Interest Period beginning on the Amendment No. 8 Effective Date and ending on December 31, 2013”.
(i) The definition of the term “LIBO Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) inserting the words “(or any successor administrator)” immediately before the words “as an authorized information vendor” therein and (ii) inserting immediately after the words “of displaying such rates” therein the words “(or, if the British Bankers’ Association no longer administers such rate, the equivalent rate for deposits in such currency administered by any successor administrator of such rate)”.
(j) The definition of the term “Local Facility” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the words “or “Secured Local Facility”” immediately before the words “shall mean” therein.
(k) The definition of the term “Net Cash Proceeds” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) replacing the words “productive assets” therein with the words “assets or properties” and (ii) inserting immediately after the words “of a kind then used or usable in the business of Holdings and the Subsidiaries” therein the words “(including by making acquisitions of Equity Interests or investments otherwise permitted under this Agreement)”.
(l) The definition of the term “Senior Secured First Lien Leverage Ratio” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the words “and other than cash or Permitted Investments held in a defeasance or similar trust or arrangement for the benefit of Indebtedness that has been called for redemption or otherwise defeased, satisfied or discharged” immediately after the words “satisfactory to the Administrative Agent” therein.
(m) The definition of the term Senior Unsecured Note Indenture” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the words “(but excluding the November 2013 Senior Unsecured Note Indenture)” immediately before the period at the end thereof.
(n) The definition of the term Senior Unsecured Notes” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the words “(but excluding the November 2013 Senior Unsecured Notes)” immediately before the period at the end thereof.
(o) The definition of the term “Subsidiary Guarantor” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding at the end thereof the words “, in each case until such time as such Person ceases to be a Guarantor as permitted by this Agreement”.
(p) The definition of the term “Term Borrowing” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting therefrom the words “U.S. Term Loans or European”.
(q) The definition of the term “Unrestricted Subsidiary” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the words “, the November 2013 Senior Unsecured Note Indenture” immediately after the words “each Subordinated Note Indenture” in clause (v) thereof.
(r) The definition of the term “U.S. Term Loan Commitments” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“U.S. Term Loan Commitments” shall have the meaning assigned to the term “Incremental U.S. Term Loan Commitments” in Amendment No. 8. As of the Amendment No. 8 Effective Date, the aggregate outstanding principal amount of U.S. Term Loan Commitments was $2,212,650,000.00.
(s) The definition of the term “U.S. Term Loan Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing “September 28, 2018” therein with “December 1, 2018”.
(t) The definition of the term “U.S. Term Loans” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the words “Amendment No. 7” therein with the words “Amendment No. 8”.
(u) Section 1.06 of the Credit Agreement is hereby amended by deleting the words “and the Existing Intercreditor Agreement” therein and replacing them with the words “, the November 2013 Senior Unsecured Note Documents, the Existing Intercreditor Agreement and the November 2013 Intercreditor Agreement”.
(v) Section 2.01(b) of the Credit Agreement is hereby amended by replacing the words “Third Restatement” therein with the words “Amendment No. 8 Effective”.

(w) Section 2.11(a) of the Credit Agreement is hereby amended by deleting the words “Third Restatement Date” in each instance in which they appear therein and replacing them with the words “Amendment No. 8 Effective Date”.
(x) Section 2.12(e) of the Credit Agreement is hereby amended by deleting the words “first anniversary of the Third Restatement Date” therein and replacing them with the words “date that is six months after the Amendment No. 8 Effective Date”.
(y) Section 2.13(b) of the Credit Agreement is hereby amended by replacing the word “third” therein with the word “fourth”.
(z) Section 2.13(c) of the Credit Agreement is hereby amended by replacing “December 31, 2013” therein with “December 31, 2014”.
(aa) Section 2.13(d) of the Credit Agreement is hereby amended by replacing the word “third” therein with the word “fourth”.
(ab) Section 2.13(g) of the Credit Agreement is hereby amended by inserting the words “, which notice, in the case of any prepayments required under Section 2.13(b) or Section 2.13(g), may be conditioned upon the receipt by Holdings or a Subsidiary of the Net Cash Proceeds referred to therein” immediately before the period at the end of the first sentence thereof.
(ac) Section 2.23(c) of the Credit Agreement is hereby amended by (i) deleting the word “only” in clause (y) of the proviso thereto, (ii) inserting the words “, at the option of Holdings” immediately before the words “on the date” in each of clause (y) and clause (z) of the proviso thereto, (iii) inserting the words “or on the effective date of such Incremental Term Loan Commitments or Incremental Revolving Credit Commitments” immediately following the words “are entered into” in each of clause (y) and clause (z) of the proviso thereto and (iv) inserting the words “, in each case” immediately before the words “by assuming that” in clause (z) of the proviso thereto.
(ad) Article III of the Credit Agreement is hereby amended by (i) deleting the words “Amendment No. 7” in each instance in which they appear in Sections 3.01, 3.02, 3.03, 3.04 and 3.19 and replacing them with the words “Amendment No. 8”, (ii) deleting the words “Third Restatement Transactions” in each instance in which they appear in Sections 3.02, 3.04, 3.21 and 3.22 and replacing them with the words “Amendment No. 8 Transactions”, (iii) (x) deleting “December 31, 2011” in Section 3.05 and replacing it with “December 31, 2012” and (y) deleting the words “six month period ended June 30, 2012” in Section 3.05 and replacing them with the words “nine month period ended September 30, 2012”, (iv) deleting “December 31, 2010” in Section 3.06 and replacing it with “December 31, 2012”, (v) (x) deleting the words “and the issuance of the September 2012 Senior Secured Notes and the application of the proceeds therefrom on the Third Restatement Date” in Section 3.22 and (y) deleting the words “Third Restatement Date” in each instance in which they appear in Section 3.22 and replacing them with the words “Amendment No. 8 Effective Date” and (vi) amending and restating Section 3.23 in its entirety as follows:
“SECTION 3.23. Senior Indebtedness. The Obligations constitute “Senior Indebtedness” and “Designated Senior Indebtedness” under and as defined in the Subordinated Note Documents and the November 2013 Senior Unsecured Note Documents, “Senior Liabilities” under and as defined in the Existing Intercreditor Agreement, and “Senior Obligations” under and as defined in the November 2013 Intercreditor Agreement.”
(ae) Section 5.12(a) of the Credit Agreement is hereby amended by replacing “$20,000,000” therein with “$15,000,000”.
(af) Section 6.01(k) of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (ii) thereof and replacing it with a comma and (ii) inserting the following new clause (iv) immediately before the semicolon at the end thereof:
“and (iv) the November 2013 Senior Unsecured Notes”.
(ag) Section 6.01(o) of the Credit Agreement is hereby amended by (i) deleting the clause designator “(i)” in the proviso thereto and deleting the words “and (ii) Guarantees of Indebtedness by any Subsidiary that is not a Loan Party shall only be permitted if the borrower of such Indebtedness is organized in the same jurisdiction as such Subsidiary providing such Guarantee” in the proviso thereto.
(ah) Section 6.02 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (ee) thereof, (ii) redesignating clause (ff) thereof as clause (gg) thereof and (iii) inserting the following new clause (ff) immediately before clause (gg) thereof:
“(ff) Liens on cash and Permitted Investments used to satisfy and discharge or defease Indebtedness, provided that such satisfaction and discharge or defeasance is permitted hereunder; and”.
(ai) Section 6.04(a) of the Credit Agreement is hereby amended by (i) replacing the words “Second Restatement Date” in each instance they appear therein with the words “Amendment No. 8 Effective Date”, (ii) inserting the word “any” immediately before the words “Subsidiary to” in clause (C) of the proviso thereto and (iii) replacing “$400,000,000” therein with “$600,000,000”.
(aj) Section 6.04(c) of the Credit Agreement is hereby amended by replacing the words “Second Restatement” therein with the words “Amendment No. 8 Effective”.
(ak) Section 6.04(h) of the Credit Agreement is hereby amended by (i) deleting the word “only” in the second proviso thereto, (ii) inserting the words “, at the option of Holdings,” immediately before the words “on the date” in each instance in which they appear in the second proviso thereto, (iii) inserting the words “or on the date on which such Limited Condition Acquisition is consummated” immediately following the words “are entered into” in each instance in which they appear in the second proviso thereto and (iv) inserting the words “, in each case” immediately before the words “by assuming that” in the second proviso thereto.
(al) Section 6.04 of the Credit Agreement is hereby further amended by (i) deleting the word “and” at the end of clause (v) thereof, (ii) replacing the period at the end of clause (w) thereof with a semicolon and the word “and” and (iii) inserting the following new clause (x) immediately following clause (w) thereof:
“(x) investments by Holdings and the Subsidiaries in Subsidiaries that are not Loan Parties (i) constituting an exchange of Equity Interests of such Subsidiary for Indebtedness of such Subsidiary, (ii) constituting Guarantees of Indebtedness or other monetary obligations of Subsidiaries that are not Loan Parties owing to any Loan Party, (iii) so long as such transaction is part of a series of related transactions that result in the proceeds of the initial investment being invested in, or transferred to, one or more Loan Parties (or, if the initial proceeds were held at a Subsidiary that is not a Loan Party, a Subsidiary that is not a Loan Party) and (iv) consisting of the contribution of Equity Interests of any other Subsidiary that is not a Loan Party so long as the Equity Interests of the transferee Subsidiary is pledged to secure the Bank Obligations.”
(am) Section 6.06(b) of the Credit Agreement is hereby amended by (i) inserting the words “, the November 2013 Senior Unsecured Note Documents” immediately before the words “and the Intercreditor Agreements” in clause (B) thereof, (ii) deleting the word “or” immediately before the words “in the Subordinated Note Documents” in clause (J) thereof and replacing it with a comma and (iii) inserting the words “or in the November 2013 Senior Unsecured Note Documents” immediately before the semicolon at the end of clause (J) thereof.

(an) Section 6.07 of the Credit Agreement is hereby amended by deleting each reference to “Section 6.06(xi)” in clause (b) thereof and replacing it with a reference to “Section 6.06(a)(xi)”.
(ao) Section 6.09(a) of the Credit Agreement is hereby amended by (i) inserting the word “or” at the end of clause (i) thereof, (ii) deleting the words “Senior Unsecured Note Documents or” in clause (ii) thereof and (iii) inserting the words “or November 2013 Senior Unsecured Note Documents” immediately after the words “Subordinated Note Documents” in clause (ii) thereof.
(ap) Section 6.09(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(b) Make any distribution, whether in cash, property, securities or a combination thereof, other than regular scheduled payments of principal and interest as and when due (to the extent not prohibited by applicable subordination provisions), in respect of, or pay, or commit to pay, or directly or indirectly redeem, repurchase, retire or otherwise acquire for consideration, or set apart any sum for the aforesaid purposes, any Subordinated Notes or November 2013 Senior Unsecured Notes except (i) refinancings with the proceeds of Indebtedness permitted by Section 6.01 (it being understood that this clause permits the proceeds of such Indebtedness to be invested in a Person that applies such funds to redeem, repurchase, retire or otherwise acquire all or part of such Subordinated Notes or November 2013 Senior Unsecured Notes and pay related accrued interest, premium, fees and expenses), (ii) payments to redeem, repurchase, retire or otherwise acquire for consideration Subordinated Notes or November 2013 Senior Unsecured Notes in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of such redemption, repurchase, retirement or acquisition, (iii) payments financed with the proceeds of Qualified Capital Stock or Subordinated Shareholder Loans and (iv) so long as any payment of Loans required to be made pursuant to Section 2.13 with respect to the applicable transaction shall have been made, the payment of any Subordinated Notes or November 2013 Senior Unsecured Notes pursuant to applicable “change of control” or other asset sale offer requirements.”
(aq) Section 6.15(a) of the Credit Agreement is hereby amended by (i) inserting the words “the November 2013 Senior Unsecured Note Documents,” immediately before the words “the Intercreditor Agreements” in clause (iii) thereof and (ii) inserting the words “Holdings or” immediately before the words “any of its Subsidiaries” in clause (iii) thereof.
(ar) Article VII of the Credit Agreement is hereby amended by (i) inserting the words “or the November 2013 Senior Unsecured Notes” immediately after the words “the Subordinated Notes” in clause (n) thereof, (ii) inserting the words “, the November 2013 Senior Unsecured Note Documents” immediately after the words “the Subordinated Note Documents” in clause (n) thereof and (iii) deleting the word “Senior” in clause (o) thereof.
(as) Section 9.21(a) of the Credit Agreement is hereby amended by inserting the words “and, thereafter, any reference in this Agreement or in any other Loan Document to the U.S. Term Borrowers, the U.S. Borrowers, the European Term Borrowers, the European Borrowers or the Borrowers shall, as applicable, include such Wholly Owned Subsidiary in such capacity” immediately before the period at the end of the second sentence thereof.
(at) Section 10.12 of the Credit Agreement is hereby amended by inserting immediately before the period at the end of the first sentence thereof the words “or as an Excluded Subsidiary, in each case in accordance with this Agreement”.
(au) The Credit Agreement is hereby further amended by adding the following as a new Section 9.28 thereof:
“SECTION 9.28. Release of Mortgaged Properties. So long as no Default or Event of Default shall have occurred and be continuing at the time of any such release, Holdings may request that any Mortgaged Property with a value (as such term is used in the Agreed Security Principles) not in excess of $15,000,000 be released from the Lien of the related Mortgage. Upon delivery by Holdings of a written notice to the Administrative Agent requesting such release and certifying that such release conditions are met, the Administrative Agent, if it shall be the Applicable Representative (under and as defined in the First Lien Intercreditor Agreement), shall instruct the Collateral Agent to release such Mortgage, all at the sole cost and expense of the Loan Parties and without recourse to or representation by the Administrative Agent.”
(xx) The Credit Agreement is hereby further amended by adding the following as a new Section 10.13 thereof:
“SECTION 10.13. Keepwell. Each Guarantor that is a Qualified ECP Guarantor at the time the Guarantee or the grant of the security interest under this Agreement or any other Security Document, in each case, by any Loan Party becomes effective with respect to any Bank Obligation in respect of a Hedge Agreement, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each other Loan Party with respect to such Bank Obligation as may be needed by such Loan Party from time to time to honor all of its obligations under its Guarantee and the other Loan Documents in respect of such Bank Obligation. The obligations and undertakings of each such Guarantor under this Section shall remain in full force and effect until the Bank Obligations have been paid in full. Each such Guarantor intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support or other agreement” for the benefit of, each other Loan Party for all purposes of § 1a(18)(A)(v)(II) of the Commodity Exchange Act.”
(av) The Agreed Security Principles are hereby amended by (i) replacing “€5.0 million” in clause (k) thereof with “$15.0 million”, (ii) replacing “$200,000” in clause (r) thereof with “$500,000”, (iii) replacing each instance of the words “Third Amended and Restated Credit Agreement” therein with the word “Agreement” and (iv) replacing clause (r) thereof with the following:
“(r) security interests shall not be required in respect of (i) any bank account that has an average daily balance of less than $500,000 (or its equivalent in other currencies) (and any other bank account as the Applicable Representative may reasonably otherwise agree to exclude) unless such security is constituted automatically under a global Security Document or a floating charge or other similar all-asset security interest (in which case any perfection related obligations (including the delivery of notices or entering into of deposit account control agreements) or reporting requirements shall not apply to such bank account) or (ii) to the extent that the security interest therein is prohibited by the terms of the applicable factoring transaction, any bank account used by any Loan Party primarily for the receipt of payments in respect of receivables that are subject to a factoring transaction permitted by the Loan Documents, so long as such bank account is subject to agreed procedures and documentation, in each case acceptable to the Applicable Representative and providing for the prompt transfer by the applicable deposit bank of any funds received therein, other than payments in respect of such receivables, to a bank account subject to a security interest in favor of the Collateral Agents and the Secured Parties (or exempted pursuant to clause (i) above) (and, if requested by the Loan Parties, the Applicable Representative shall cause the release of any bank accounts not required to be pledged under this clause (ii)).”

SECTION 4. Additional Amendments to Credit Agreement. Subject to the satisfaction of the condition set forth in Section 5(b) hereof, the Credit Agreement is hereby further amended as follows:

(a) Section 9.08(b) of the Credit Agreement is hereby amended by (i) replacing the words “any Guarantor (other than in connection with the sale of such Guarantor in a transaction permitted by Section 6.05)” in clause (iii) thereof with the words “Guarantors representing all or substantially all the value of the Guarantee under Article X” and (ii) replacing the last sentence thereof with the following sentence:
“Notwithstanding the foregoing, with the consent of Holdings, the Borrowers and the Required Lenders, this Agreement (including Section 2.17) may be amended to allow the Borrowers to prepay Loans of a Class on a non-pro rata basis in connection with offers made to all the Lenders of such Class pursuant to procedures approved by the Administrative Agent.”
(b) The definition of the term “Excluded Subsidiary” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (f) thereof, (ii) inserting the word “and” at the end of clause (g) thereof and (iii) replacing the proviso at the end thereof with the following:
“(h) each other Subsidiary (other than a Borrower or BP I) that Holdings designates in writing to the Administrative Agent as an Excluded Subsidiary; provided that (i) no Default or Event of Default exists at the time of such designation or would result therefrom (including in respect of Section 5.12(b)) and (ii) such Subsidiary is not organized under the laws of (x) the United States, any State thereof or the District of Columbia, (y) Canada or any Province thereof or (z) in the case of any direct or indirect subsidiary of BP I (other than any such subsidiary that is directly or indirectly owned by a subsidiary of BP I organized under the laws of a jurisdiction other than Luxembourg), Luxembourg, and provided further that following such designation such Subsidiary does not Guarantee any Senior Secured Notes or any Senior Unsecured Notes, it being understood that if such Subsidiary subsequently Guarantees any Senior Secured Notes or any Senior Unsecured Notes it shall immediately cease to be an Excluded Subsidiary under this clause (h) and shall, concurrently therewith, become a Subsidiary Guarantor hereunder.”
(c) Section 5.12(b) of the Credit Agreement is hereby amended by (i) replacing the words “Second Restatement” in each instance they appear therein with the words “Amendment No. 8 Effective” and (ii) replacing “33⅓%” in each instance it appears therein with “25%”.
(d) Section 6.04(a) of the Credit Agreement is hereby amended by (i)  deleting the last parenthetical therein and (ii) inserting the words “(it being understood and agreed (1) that in the event of the release of the Guarantee of a Loan Party upon or after the designation by Holdings of such Loan Party as an Excluded Subsidiary pursuant to clause (h) of the definition thereof, any then-outstanding investment by any other Loan Party in, or any loan or advance by any other Loan Party to, such Loan Party, in each case, made after the Amendment No. 8 Effective Date and while such entity was a Loan Party, shall be deemed to have been made at the time of the effectiveness of such designation and shall be subject to the limitations set forth in this proviso and (2) that any investment, loan and advance subject to this proviso shall no longer be deemed to be outstanding if the Escrow Subsidiary, Unrestricted Subsidiary or Subsidiary that received such investment, loan or advance subsequently becomes, or is merged into, amalgamated or consolidated with, a Loan Party)” immediately before the semicolon at the end thereof.
(e) Section 9.21(a) of the Credit Agreement is hereby amended by inserting the following sentence at the end of clause (ii) thereof:
“In addition, so long as no Default or Event of Default shall have occurred and be continuing, within 30 days following the effective date of the amendments set forth in Section 4 of Amendment No. 8 (or such longer period as the Administrative Agent may agree), Holdings may, by executing and delivering to the Administrative Agent a Borrowing Subsidiary Termination, terminate the Austrian Borrower’s status as a Borrower and, upon receipt by the Administrative Agent thereof, the Austrian Borrower shall cease to be a Borrower hereunder. The Borrowers and the Guarantors hereby acknowledge and agree that the release of any Borrower in accordance with this Section 9.21(a) shall not affect the nature or validity of their joint and several obligations in respect of the obligations, if any, of the Borrower so released, all of which shall remain in effect in accordance with the terms of this Agreement and the other Loan Documents.”

SECTION 5. Conditions Precedent to Effectiveness. (a) The effectiveness of this Agreement (other than the amendment to the Credit Agreement set forth in Section 4 hereof, which shall become effective as set forth in paragraph (b) below), and the obligations of the Incremental Term Lenders to make the Incremental Term Loans hereunder, shall be subject to the satisfaction of the following conditions precedent (the date (which must be a Business Day) on which such conditions precedent are satisfied or waived and the Incremental Term Loans are funded being referred to herein as the “Effective Date”):
(i)The Administrative Agent shall have received a Borrowing Request with respect to the Incremental Term Loans (which Borrowing Request may be given at any time prior to 10:00 a.m., New York City time, on the Business Day immediately prior to the Effective Date).
(ii)The Administrative Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of (x) each Loan Party, (y) the Administrative Agent and (z) each New Incremental Term Lender.
(iii)Subject to the Agreed Securities Principles and, in the case of the Limited Loan Parties, the limitations set forth in Schedule II, on the Effective Date, each of the conditions set forth in paragraphs (b) and (c) of Section 4.01 of the Credit Agreement shall be satisfied and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of Holdings.
(iv)Subject to the Agreed Security Principles and, in the case of the Limited Loan Parties, the limitations set forth in Schedule II, the Administrative Agent shall have received legal opinions, corporate authorizations and closing certificates (similar in type to those described in clauses (i), (ii), (iii) and (iv) of Section 4.02(c) of the Original Credit Agreement) reasonably requested by the Administrative Agent for each Loan Party that is not a Limited Loan Party.
(v)The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date and, to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrowers under any Loan Document.
(vi)The Collateral Agents and each Loan Party that is not a Limited Loan Party shall have executed and delivered to the Administrative Agent a reaffirmation agreement (the “Reaffirmation Agreement”), substantially in the form attached hereto as Exhibit A, and other amendments, supplements and confirmations of existing Loan Documents reasonably requested by the Administrative Agent (it being understood that the documentation required to be delivered shall, in any event, be no more onerous to Holdings and the Subsidiaries than the documentation required to be delivered on the Third Restatement Date), in each case subject to the Agreed Security Principles and, with respect to the Limited Loan Parties, the limitations, qualifications and other provisions set forth in Schedule II, and in each case with any modifications necessary to reflect the Transactions and such other modifications that are reasonably satisfactory to Holdings and the Administrative Agent.
(a)The amendments to the Credit Agreement set forth in Section 4 hereof shall become effective on the date occurring on or after the Effective Date on which the Administrative Agent shall have received the written consent of each of the then existing Revolving Credit Lenders to the amendment set forth in Section 4(a).
(b)The amendments to the Credit Agreement set forth in Sections 3 and 4 shall become effective at the times (and subject only to the satisfaction of the conditions) specified in Sections 5(a) and 5(b) above, respectively, without any further action or consent on the part of any party hereto or of any of its successors, transferees or assigns to or of its rights or interest in or arising under, any Loan or under any Loan Document.
SECTION 6. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each Loan Party party hereto represents and warrants to the Administrative Agent and each of the Lenders (including the New Incremental Term Lenders), with respect to itself, that, as of the Effective Date, this Agreement has been duly authorized, executed and delivered by such Loan Party, and, subject to the Legal Reservations and, solely with respect to the Limited Loan Parties, the limitations and qualifications set forth in Schedule II, constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms. The Amended Credit Agreement, subject to the Legal Reservations and, solely with respect to the Limited Loan Parties, the limitations and qualifications set forth in Schedule II, constitutes a legal, valid and binding obligation of each Loan Party party thereto enforceable against such Loan Party in accordance with its terms.
SECTION 7. Effect of Agreement. Except as expressly set forth herein, this Agreement shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. Except as expressly provided for herein with respect to the Transactions, none of (i) this Agreement or (ii) any other Loan Document executed and delivered in connection herewith shall constitute a novation, payment and reborrowing or complete or partial termination of the Bank Obligations under the Credit Agreement and the other Loan Documents as in effect prior to the Effective Date. Subject to the limitations set forth in Schedule II, the Liens and security interests in favor of the Collateral Agents for the benefit of the Secured Parties securing payment of the Bank Obligations under the Credit Agreement are in all respects continuing and in full force and effect with respect to all Bank Obligations. After the date hereof, any reference in any Loan Document to the Credit Agreement shall be deemed to refer without further amendment to the Credit Agreement as amended hereby. This Agreement shall constitute, and be deemed to satisfy the requirements with respect to, the notice referred to in Section 2.23(a) of the Credit Agreement with respect to the New Incremental Term Loan Commitments.
SECTION 8. Consent. Each Loan Party (solely in the case of the Limited Loan Parties subject to the limitations set forth in Schedule II) hereby consents to this Agreement and the transactions contemplated hereby.
SECTION 9. Post-Effective Matters. Within the time periods set forth in Schedule III or such later date as may be agreed by the Administrative Agent in its sole discretion, the Loan Parties identified on Schedule III shall enter into, subject to the Agreed Security Principles, all agreements and do all things required to be entered into and done by them as set forth in Schedule III, with each such required agreement to be in form and substance reasonably satisfactory to the Administrative Agent.
SECTION 10. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.
SECTION 11. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.
SECTION 12. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 13. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13.
SECTION 14. Jurisdiction; Consent to Service of Process. (a) Each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York state court or Federal court of the United States of America sitting in the Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court; provided that solely for the purpose of enforcement of the rights of the Administrative Agent, any Collateral Agent and any Lender under this Agreement in Austria, each Loan Party hereby irrevocably and unconditionally also submits, for itself and its property to the jurisdiction of the courts of England. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agents or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Borrower, Holdings or their respective properties in the courts of any jurisdiction.
(a) Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(b) Each party to this Agreement irrevocably, to the extent permitted under applicable law, consents to service of process in the manner provided for notices in Section 9.01 of the Credit Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(c) Each Loan Party hereby irrevocably designates and appoints RGHI as its authorized agent upon which process may be served in any action, suit or proceeding arising out of or relating to this Agreement that may be instituted by the Administrative Agent, any Collateral Agent or any Lender in any Federal or state court in the State of New York. Each Loan Party hereby agrees that service of any process, summons, notice or document by U.S. registered mail addressed to RGHI, with written notice of said service to such Loan Party at the address set forth in Section 9.01 of the Credit Agreement shall be effective service of process for any action, suit or proceeding brought in any such court.
SECTION 15. Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
SECTION 16. Austrian Stamp Duty, Etc. The parties hereto agree that the provisions of Sections 9.19 (Place of Performance) and 9.20 (Austrian Stamp Duty) of the Credit Agreement and the provisions of Sections 5.15 (Place of Performance) and 5.16 (Austrian Stamp Duty) of the First Lien Intercreditor Agreement shall apply to this Agreement as if incorporated herein mutatis mutandis.
SECTION 17. Successors and Assigns. This Agreement (including the amendments set forth in Sections 3 and 4 hereof), and the Credit Agrement as amended hereby, shall bind and inure to the benefit of each of the parties hereto and each of their respective successors and assigns.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

REYNOLDS GROUP HOLDINGS LIMITED
By
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Authorised Signatory

and witnessed by

/s/ Amelia Hoyt
Name:Amelia Hoyt
Address: Level 22, 20 Bond St., Sydney
Occupation: Secretary

REYNOLDS GROUP HOLDINGS Inc.
By:
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Secretary

REYNOLDS CONSUMER PRODUCTS HOLDINGS LLC
By:
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Vice President and Assistant Treasurer

Australia

Signed, sealed and delivered by WHAKATANE MILL AUSTRALIA PTY LIMITED (ACN 143793659) by the party’s attorney pursuant to power of attorney dated September 3, 2012 who states that no notice of revocation of the power of attorney has been received in the presence of:
) ) ) ) ) ) )

/s/ Amelia Hoyt		/s/ Cindi Lefari
Witness		Attorney

Amelia Hoyt		Cindi Lefari
Name of Witness		Name of Attorney

Austria

SIG AUSTRIA HOLDING GMBH
By:
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Attorney

SIG combibloc gmbh
By:
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Attorney

SIG combibloc gmbh & co. kg
presented by its general partner SIG COMBIBLOC GMBH
By:
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Attorney

Brazil

closure systems international (brazil) sistemas de vedaÇÃo ltda.
By:
/s/ Eduardo Gianesi
Name:Eduardo Gianesi
Title:VP & GM CSI South America CPF: 084.744.268-39

SIG beverages brasil ltda.
By:

Name:
Title:

SIG combibloc do brasil ltda.
By:

Name:
Title:

By:

Name:
Title:

Brazil

closure systems international (brazil) sistemas de vedaÇÃo ltda.
By:

Name:
Title:

SIG beverages brasil ltda.
By:
/s/ Felix Colas Morea
Name:Felix Colas Morea
Title:Diretor

SIG combibloc do brasil ltda.
By:
/s/ Ricardo Lança Rodriguez
Name:Ricardo Lança Rodriguez
Title:Diretor Executivo RG. 21.461.698-8

By:
/s/ Rodrigo Dabus Salomão
Name:Rodrigo Dabus Salomão
Title:Diretor Financeiro RG. 22.714.762-5 SSP/SP CPF. 252.650.378-70

British Virgin Islands

csi latin american holdings corporation
By:
/s/ Robert Eugene Smith
Name:Robert Eugene Smith
Title:Director

Canada

EVERGREEN PACKAGING CANADA limited
By:
/s/ Thomas J. Degnan
Name:Thomas J. Degnan
Title:Authorised Signatory

By:
/s/ Allen Philip Hugli
Name:Allen Philip Hugli
Title:Authorised Signatory

pactiv canada inc.
By:
/s/ Thomas J. Degnan
Name:Thomas J. Degnan
Title:Authorised Signatory

By:
/s/ Allen Philip Hugli
Name:Allen Philip Hugli
Title:Authorised Signatory

Costa Rica

CSI CLOSURE SYSTEMS MANUFACTURING DE CENTRO AMERICA SOCIEDAD DE RESPONSABILIDAD LIMITaDA
By:
/s/ Robert E. Smith
Name:Robert Eugene Smith
Title:Manager

England & Wales

CLOSURE SYSTEMS INTERNATIONAL (UK) LIMITED
By:
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Attorney

IVEX HOLDINGS, LTD.
By:
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Attorney

J. & W. BALDWIN (HOLDINGS) LIMITED
By:
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Attorney

KAMA EUROPE LIMITED
By:
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Attorney

OMNI-PAC U.K. LIMITED
By:
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Attorney

England & Wales

REYNOLDS CONSUMER PRODUCTS (UK) LIMITED
By:
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Attorney

REYNOLDS SUBCO (UK) LIMITED
By:
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Attorney

SIG COMBIBLOC LIMITED
By:
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Attorney

the baldwin group limited
By:
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Attorney

Germany

CLOSURE SYSTEMS INTERNATIONAL DEUTSCHLAND GMBH
By:
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Authorised Signatory

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (GERMANY) GMBH
By:
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Authorised Signatory

omni-pac ekco gmbh verpackungsmittel
By:
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Authorised Signatory

omni-pac gmbh verpackungsmittel
By:
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Authorised Signatory

pACTIV DEUTSCHLAND HOLDINGGESELLSCHAFT MBH
By:
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Authorised Signatory
Germany

SIG COMBIBLOC GMBH
By:
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Authorised Signatory

SIG COMBIBLOC HOLDING GMBH
By:
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Authorised Signatory

SIG COMBIBLOC SYSTEMS GMBH
By:
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Authorised Signatory

SIG COMBIBLOC ZERSPANUNGSTECHNIK GMBH
By:
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Authorised Signatory

Germany

SIG EURO HOLDING AG & CO. KGAA
towards all parties to this Agreement other than SIG Schweizerische Industrie-Gesellschaft AG, acting through its general partner (Komplementär) SIG Schweizerische Industrie-Gesellschaft AG

By:
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Authorised Signatory

towards SIG Schweizerische Industrie-
Gesellschaft AG, acting through its supervisory board (Aufsichtsrat), represented by the chairman of the supervisory board acting as a representative without power of attorney (Veritreter ohne Vertretungsmacht) subject to the subsequent ratification and approval of its action by the supervisory board (Aufsichtsrat) and under exclusion of any personal liability

/s/ Rolf Stangl
Name:Rolf Stangl
Title:Chairman of the supervisory board

SIG INFORMATION TECHNOLOGY GMBH
By:
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Authorised Signatory

SIG INTERNATIONAL SERVICES GMBH
By:
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Authorised Signatory

Germany

SIG BETEILIGUNGS GMBH
By:
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Authorised Signatory

Hong Kong

CLOSURE SYSTEMS INTERNATIONAL (HONG KONG) LIMITED
By:
/s/ Robert E Smith
Name:Robert Eugene Smith
Title:Director

Hungary

CSI HUNGARY KFT.
By:
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Attorney

Japan

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (JAPAN) KK.
By:
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Attorney

CLOSURE SYSTEMS INTERNATIONAL JAPAN limited
By:
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Attorney

Luxembourg

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) I S.A., a public limited liability company (société anonyme) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 128.592

By:
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Authorised Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) III S.À R.L., a private limited liability company (société à responsabilité limitée) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 128.135 and having a share capital of EUR 404,969,325

By:
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Authorised Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) IV S.À R.L., a private limited liability company (société à responsabilité limitée) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 165957 and having a share capital of USD 20,000

By:
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Authorised Signatory
Luxembourg

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) V S.A., a public limited liability company (société anonyme) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 173.603

By:
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Authorised Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) VI S.À R.L., a private limited liability company (société à responsabilité limitée) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 173.602 and with a share capital of EUR 55,012,500

By:
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Authorised Signatory

EVERGREEN PACKAGING (LUXEMBOURG) S.À R.L., a private limited liability company (société à responsabilité limitée) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 152.662 and having a share capital of EUR 12,500

By:
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Authorised Signatory
LUXEMBOURG

REYNOLDS GROUP ISSUER (LUXEMBOURG) S.A., a public limited liability company (société anonyme) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 148.957

By:
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Authorised Signatory

Mexico

CSI EN ENSENADA, S. DE R.L. DE C.V.
By:
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Authorized Signatory

CSI EN SALTILLO, S. DE R.L. DE C.V.
By:
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Authorized Signatory

CSI TECNISERVICIO, S. DE R.L. DE C.V.
By:
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Authorized Signatory

GRUPO CSI DE MÉXICO, S. DE R.L. DE C.V.
By:
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Authorized Signatory

REYNOLDS METALS COMPANY DE MÉXICO, S. DE R.L. DE C.V.
By:
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Authorized Signatory

Mexico

PACTIV FOODSERVICE MÉXICO, S. DE R.L. DE C.V.
By:
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Authorized Signatory

GRUPO CORPORATIVO JAGUAR, S.A. DE C.V.
By:
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Authorized Signatory

SERVICIOS INDUSTRIALES JAGUAR, S.A. DE C.V.
By:
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Authorized Signatory

SERVICIOS terrestre JAGUAR, S.A. DE C.V.
By:
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Authorized Signatory

PACTIV MÉXICO, S. DE R.L. DE C.V.
By:
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Authorized Signatory

The Netherlands

CLOSURE SYSTEMS INTERNATIONAL B.V.
By:
/s/ Karen M Mower
Name:Karen Michelle Mower
Its authorized representative: Attorney

EVERGREEN PACKAGING INTERNATIONAL B.V.
By:
/s/ Karen M Mower
Name:Karen Michelle Mower
Its authorized representative: Attorney

REYNOLDS CONSUMER PRODUCTS INTERNATIONAL B.V.
By:
/s/ Karen M Mower
Name:Karen Michelle Mower
Its authorized representative: Attorney

REYNOLDS PACKAGING INTERNATIONAL B.V.
By:
/s/ Karen M Mower
Name:Karen Michelle Mower
Its authorized representative: Attorney

New Zealand

whakatane mill limited
By:
/s/ Karen M Mower
Name:Karen Michelle Mower
Title:Authorised Signatory

and witnessed by

/s/ Jennie Blizard
Name:Jennie Blizard
Address: L22, 20 Bond St., Sydney
Occupation: Lawyer

Switzerland

SIG ALLCAP AG
By:
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Attorney

SIG COMBIBLOC GROUP AG
By:
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Attorney

SIG COMBIBLOC PROCUREMENT AG
By:
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Attorney

SIG COMBIBLOC (SCHWEIZ) AG
By:
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Attorney

SIG SCHWEIZERISCHE INDUSTRIE-GESELLSCHAFT AG
By:
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Attorney

Switzerland

SIG TECHNOLOGY AG
By:
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Attorney

Thailand

SIG COMBIBLOC LIMITED
By:
/s/ Cindi Lefari
Name:Cindi Lefari
Title:Attorney

United States

BAKERS CHOICE PRODUCTS, INC.
By:
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Assistant Secretary

BCP/GRAHAM HOLDINGS L.L.C.
By:
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

BEVERAGE PACKAGING HOLDINGS II ISSUER INC.
By:
/s/ Allen Philip Hugli
Name:Allen Philip Hugli
Title:Vice President and Treasurer

BLUE RIDGE HOLDING CORP.
By:
/s/ John C. Pekar
Name:John C. Pekar
Title:Vice President and Secretary

BRPP, LLC. BY: BLUE RIDGE PAPER PRODUCTS INC., AS MANAGER OF BRPP, LLC
By:
/s/ John C. Pekar
Name:John C. Pekar
Title:Vice President and Secretary

United States

BLUE RIDGE PAPER PRODUCTS INC.
By:
/s/ John C. Pekar
Name:John C. Pekar
Title:Vice President and Secretary

CLOSURE SYSTEMS INTERNATIONAL AMERICAS, INC.
By:
/s/ Stephanie A.H. Blackman
Name:Stephanie A.H. Blackman
Title:Secretary

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS INC.
By:
/s/ Stephanie A.H. Blackman
Name:Stephanie A.H. Blackman
Title:Secretary

CLOSURE SYSTEMS INTERNATIONAL INC.
By:
/s/ Stephanie A.H. Blackman
Name:Stephanie A.H. Blackman
Title:Secretary

CLOSURE SYSTEMS INTERNATIONAL PACKAGING MACHINERY INC.
By:
/s/ Stephanie A.H. Blackman
Name:Stephanie A.H. Blackman
Title:Secretary

United States

CLOSURE SYSTEMS MEXICO HOLDINGS LLC
By:
/s/ Stephanie A.H. Blackman
Name:Stephanie A.H. Blackman
Title:Secretary

CSI MEXICO LLC
By:
/s/ Stephanie A.H. Blackman
Name:Stephanie A.H. Blackman
Title:Secretary

CSI SALES & TECHNICAL SERVICES INC.
By:
/s/ Stephanie A.H. Blackman
Name:Stephanie A.H. Blackman
Title:Secretary

EVERGREEN PACKAGING INC.
By:
/s/ John C. Pekar
Name:John C. Pekar
Title:Vice President and Secretary

EVERGREEN PACKAGING INTERNATIONAL (US) INC.
By:
/s/ John C. Pekar
Name:John C. Pekar
Title:Vice President and Secretary

United States

EVERGREEN PACKAGING USA INC.
By:
/s/ John C. Pekar
Name:John C. Pekar
Title:Vice President and Secretary

GPACSUB LLC
By:
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

GPC CAPITAL CORP. I
By:
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

GPC CAPITAL CORP. II
By:
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

GPC HOLDINGS LLC
By:
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

United States

GPC OPCO GP LLC
By:
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

GPC SUB GP LLC
By:
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

GRAHAM PACKAGING ACQUISITION CORP.
By:
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

GRAHAM PACKAGING COMPANY INC.
By:
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

GRAHAM PACKAGING COMPANY, L.P.
By:
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

United States

GRAHAM PACKAGING GP ACQUISITION LLC
By:
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

GRAHAM PACKAGING HOLDINGS COMPANY BY: BCP/GRAHAM HOLDINGS L.L.C., I
By:
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

GRAHAM PACKAGING LC, L.P.
By:
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

GRAHAM PACKAGING LP ACQUISITION LLC
By:
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

GRAHAM PACKAGING MINSTER LLC
By:
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

United States

GRAHAM PACKAGING PET TECHNOLOGIES INC.
By:
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

GRAHAM PACKAGING PLASTIC PRODUCTS INC.
By:
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

GRAHAM PACKAGING PX COMPANY
By:
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

GRAHAM PACKAGING PX HOLDING CORPORATION
By:
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

GRAHAM PACKAGING PX, LLC
By:
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

United States

GRAHAM PACKAGING REGIOPLAST STS INC.
By:
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

GRAHAM PACKAGING WEST JORDAN, LLC
By:
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

GRAHAM RECYCLING COMPANY, L.P.
By: GPC SUB GP LLC, its General Partner
By:
/s/ Joseph B. Hanks
Name:Joseph B. Hanks
Title:Vice President and Secretary

MASTER CONTAINERS, INC.
By:
/s/ Joseph Doyle
Name:Joseph Doyle
Title:Assistant Secretary

PACTIV GERMANY HOLDINGS, INC.
By:
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Vice President

United States

PACTIV INTERNATIONAL HOLDINGS INC.
By:
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Vice President

PACTIV LLC
By:
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Vice President

PACTIV MANAGEMENT COMPANY LLC
By:
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Vice President

PCA WEST INC.
By:
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Vice President

PACTIV packaging inc.
By:
/s/ Joseph Doyle
Name:Joseph Doyle
Title:Assistant Secretary

United States

RENPAC HOLDINGS INC.
By:
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Secretary

REYNOLDS CONSUMER PRODUCTS INC.
By:
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Secretary

REYNOLDS GROUP ISSUER INC.
By:
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Secretary

REYNOLDS GROUP ISSUER LLC
By:
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Secretary

REYNOLDS MANUFACTURING, INC.
By:
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Secretary

United States

REYNOLDS PRESTO PRODUCTS INC.
By:
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Assistant Secretary

REYNOLDS SERVICES INC.
By:
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Secretary

SIG COMBIBLOC INC.
By:
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Assistant Secretary

SIG HOLDING USA, LLC
By:
/s/ Helen Dorothy Golding
Name:Helen Dorothy Golding
Title:Assistant Secretary

SOUTHERN PLASTICS, INC.
By:
/s/ Stephanie A.H. Blackman
Name:Stephanie A.H. Blackman
Title:Secretary

United States

SPIRIT FOODSERVICE, INC.
By:
/s/ Joseph Doyle
Name:Joseph Doyle
Title:Assistant Secretary

SPIRIT FOODSERVICE PRODUCTS, INC.
By:
/s/ Joseph Doyle
Name:Joseph Doyle
Title:Assistant Secretary

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually and as Administrative Agent by
/s/ Kevin Buddhdew
Name:Kevin Buddhdew
Title:Authorized Signatory

by
/s/ Michael Spaight
Name:Michael Spaight
Title:Authorized Signatory

Incremental Term Lenders

Incremental U.S. Term Lender	Incremental U.S. Term Loan Commitment Amount
Credit Suisse AG, Cayman Islands Branch	$2,212,650.00
TOTAL	$2,212,650.00

Incremental European Term Lender	Incremental European Term Loan Commitment Amount
Credit Suisse AG, Cayman Islands Branch	€297,000,000.00
TOTAL	€297,000,000.00

Limitations
Each Loan Party incorporated or otherwise organized under the laws of any jurisdiction other than the United States or any state thereof or Luxembourg (other than Holdings) and any Loan Party as may be agreed by the Administrative Agent acting in its sole discretion (each a “Limited Loan Party”, and collectively, the “Limited Loan Parties”) is only a signatory to this Agreement for the purpose of giving its assent to the amendments to the Credit Agreement made by this Agreement (and for no other purpose whatsoever). It is expressly agreed by all parties to this Agreement that, notwithstanding that each such Limited Loan Party is a signatory to this Agreement, none of the Limited Loan Parties is (by so being a signatory) consenting to, confirming or otherwise acknowledging, and no Limited Loan Party shall be held liable for, any extension whatsoever of its obligations and liabilities under the Credit Agreement or any other Loan Document (in its capacity as a Loan Party or otherwise) in excess of, or in addition to, such obligations and liabilities as they existed with respect to such Limited Loan Party immediately prior to the Effective Date.
The Administrative Agent and the Lenders party hereto hereby agree that there shall be no breach of any representation, warranty or covenant in the Credit Agreement or any other Loan Documents as a result of the fact that any such representation or warranty made by or with respect to (a) a Limited Loan Party or (b) a Limited Loan Party Shareholder (but only in respect of a Limited Collateral Agreement), required in any Loan Document or in any document required by any Loan Document would be untrue or incorrect (or any such covenant would be unable to be satisfied) by virtue of the fact that (i) all necessary corporate or other action may not yet have been taken to approve or authorize the extension by such Limited Loan Party of any obligation or liability on its part in respect of the New Incremental Term Loans or otherwise in respect of this Agreement (save for the purpose referred to in the first paragraph above) or the Reaffirmation Agreement referred to herein or any other amendment, supplement, or confirmation of any existing Loan Document as referred to in Section 5(a)(vi) of this Agreement or any matters relating thereto, (ii) all necessary corporate or other action may not yet have been taken by a Limited Loan Party Shareholder to approve or authorize the extension by it of its obligations under any Limited Collateral Agreement to which it is a party, to the New Incremental Term Loans or otherwise in respect of this Agreement or (iii) any existing guarantee or security interest in the Collateral (a) provided by such Limited Loan Party or (b) provided by a Limited Loan Party Shareholder under a Limited Collateral Agreement may not be legal, valid or enforceable in respect of Bank Obligations relating to the New Incremental Term Loans or otherwise in respect of this Agreement or any such security interest is not a first priority Lien and perfected in respect thereof, and no Default or Event of Default shall be deemed to have occurred as a result thereof, provided that the Loan Parties are otherwise in compliance with the obligations under Section 9 of this Agreement.
For the purposes of this Schedule II, “Limited Collateral Agreement” shall mean a Collateral Agreement entered into by a Loan Party (a “Limited Loan Party Shareholder”) in respect of the equity, stock or other membership interests of a Limited Loan Party.

Post-Effectiveness Matters

Holdings shall cause:

(a)
within 135 days after the Effective Date (or such later date as the Administrative Agent in its sole discretion may permit), and subject to the Agreed Security Principles, each Limited Loan Party that has not theretofore been released from all of its obligations as a Guarantor under the Credit Agreement to take any and all actions reasonably requested by the Administrative Agent to confirm and acknowledge

(in particular but not limited to by way of confirmation agreements) that its guarantee of the Bank Obligations (with respect to each such Loan Party) and its other security granted (with respect to each such Loan Party) continue in full force and effect, in each case subject to any limitations contained therein or in Schedule 10.03 of the Amended Credit Agreement, in respect of the Bank Obligations under the Amended Credit Agreement and the other Loan Documents, including the New Incremental Term Loans; and

(b)
within 90 days after the Effective Date (or such later date as the Administrative Agent in its sole, but reasonable, discretion may permit) with respect to (i) each Mortgage encumbering a Mortgaged Property located in the United States of America, (x) an amendment, amendment and restatement, or supplement thereto (each, a “Mortgage Amendment”), setting forth such changes as are reasonably necessary to reflect the lien securing the Bank Obligations under the Amended Credit Agreement and to further grant, preserve, protect, confirm and perfect the first-priority lien and security interest thereby created and perfected, (y) opinions by local counsel reasonably acceptable to the Administrative Agent regarding the enforceability of each such Mortgage Amendment, and (z) a date-down and mortgage modification endorsement to each policy of title insurance insuring the interest of the mortgagee or beneficiary, as the case may be, with respect to such Mortgages, in each case in substantially the same form as those Mortgage Amendments and local counsel opinions delivered to the Administrative Agent on August 9, 2011 in connection with Amendment No. 6, except for those changes necessary to reflect the Amended Credit Agreement, and each of the foregoing being in all respects reasonably acceptable to the Administrative Agent and (ii) with respect to each Mortgaged Property not currently subject to a Mortgage, such Mortgages, legal opinions regarding the enforceability of each such Mortgage, title insurance policies and other instruments, certificates, documents and agreements as may be reasonably requested by the Administrative Agent or any Collateral Agent, all subject to and in compliance with Section 5.12 of the Credit Agreement.